Cova Financial Services Life Insurance Company                May 1, 1997



               PROFILE of the Fixed and Variable Annuity Contract

This Profile is a summary of some of the more important points that you should consider and know before purchasing the Contract. The Contract is more fully described in the prospectus which accompanies this Profile. Please read the prospectus carefully.

1. THE ANNUITY CONTRACT. The fixed and variable annuity contract offered by Cova is a contract between you, the owner, and Cova, an insurance company. The Contract provides a means for investing on a tax-deferred basis in a fixed account of Cova and 9 investment portfolios. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The fixed account offers an interest rate that is guaranteed by the insurance company, Cova. This interest rate is set once each year. While your money is in the fixed account, the interest your money will earn as well as your principal is guaranteed by Cova.

This Contract also offers 9 investment  portfolios  which are listed in Section
4. These portfolios are designed to offer a better return than the fixed account. However, this is NOT guaranteed. You can also lose your money.

You can put money into any or all of the investment portfolios and the fixed account. You can transfer between accounts up to 12 times a year without charge or tax implications. After 12 transfers, the charge is $25 or 2% of the amount transferred, whichever is less.

The Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract.

The amount of money you are able to accumulate in your account during the accumulation phase will determine the amount of income payments during the income phase.

2. ANNUITY PAYMENTS (THE INCOME PHASE). If you want to receive regular income from your annuity, you can choose one of three options: (1) monthly payments for your life (assuming you are the annuitant); (2) monthly payments for your life, but with payments continuing to the beneficiary for 5, 10 or 20 years (as you select) if you die before the end of the selected period; and (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you. Once you begin receiving regular payments, you cannot change your payment plan.

During the income phase, you have the same investment choices you had during the accumulation phase. You can choose to have payments come from the fixed account, the investment portfolios or both. If you choose to have any part of your payments come from the investment portfolios, the dollar amount of your payments may go up or down.

3. PURCHASE. You can buy this Contract with $5,000 or more under most circumstances. You can add $2,000 or more any time you like during the accumulation phase. Your registered representative can help you fill out the proper forms.

4. INVESTMENT OPTIONS. You can put your money in any or all of these investment portfolios which are described in the prospectuses for the funds:

Managed by J.P. Morgan          Managed by Conning Asset          Managed by Van Kampen
Investment Management Inc.      Management Company (formerly,     American Capital
   Select Equity                General American Investment       Investment Advisory Corp.
   Small Cap Stock              Management Company)               Money Market
   Large Cap Stock                 Money Market                   Quality Income
   International Equity                                           Stock Index
   Quality Bond



Depending upon market conditions, you can make or lose money in any of these portfolios.

5. EXPENSES. The Contract has insurance features and investment features, and there are costs related to each.

Each year Cova deducts a $30 contract maintenance charge from your Contract. Cova currently waives this charge if the value of your Contract is at least $50,000. Cova also deducts for its insurance charges which total 1.40% of the average daily value of your Contract allocated to the investment portfolios.

There are also investment charges which range from .11% to .95% of the average daily value of the investment portfolio depending upon the investment portfolio.

If you take your money out, Cova may assess a withdrawal charge which is equal to 5% of the purchase payment you withdraw. When you begin receiving regular income payments from your annuity, Cova will assess a state premium tax charge which ranges from 0-4% depending upon the state.

The following chart is designed to help you understand the expenses in the Contract. The column "Total Annual Expenses" shows the total of the $30 contract maintenance charge (which is represented as .10% below), the 1.40% insurance charges and the investment expenses for each investment portfolio. The next two columns show you two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Expenses are assessed as well as the withdrawal charges. For year 10, the example shows the aggregate of all the annual expenses assessed for the 10 years, but there is no withdrawal charge.

The premium tax is assumed to be 0% in both examples.

                                                                                                           Examples:
                                                                                                           Total Annual
                                            Total Annual          Total Annual        Total                Expenses At End of:
                                            Insurance             Portfolio           Annual               (1)           (2)
Portfolio                                   Charges               Expenses            Expenses             1 Year        10 Years
---------------------                       -------------         -------------       -------------        ------        --------

Managed by J.P. Morgan Investment
Management Inc.
 Select Equity                              1.50%                 0.85%               2.35%                $73.80        $266.24
 Small Cap Stock                            1.50%                 0.95%               2.45%                $74.80        $276.23
 Large Cap Stock                            1.50%                 0.75%               2.25%                $72.80        $256.13
 International Equity                       1.50%                 0.95%               2.45%                $74.80        $276.23
 Quality Bond                               1.50%                 0.65%               2.15%                $71.79        $245.92

Managed by Conning Asset Management
Company
 Money Market                               1.50%                 0.205%              1.705%               $67.31        $199.08


Managed by Van Kampen American
Capital Investment Advisory Corp.
 Money Market                               1.50%                 0.11%               1.61%                $66.36        $188.79
 Quality Income                             1.50%                 0.60%               2.10%                $71.29        $240.77
 Stock Index                                1.50%                 0.60%               2.10%                $71.29        $240.77

The expenses reflect any expense reimbursement or fee waiver. For more detailed information, see the Fee Table in the Prospectus for the Contract.

6. TAXES. Your earnings are not taxed until you take them out. If you take money out, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your original investment. That part of each payment is not taxable as income.

7. ACCESS TO YOUR MONEY. You can take money out at any time during the accumulation phase. After the first year, you can take up to 10% of your total purchase payments each year without charge from Cova. Withdrawals in excess of that will be charged 5% of each payment you take out. After Cova has had a payment for 5 years, there is no charge for withdrawals. Of course, you may also have to pay income tax and a tax penalty on any money you take out. Each purchase payment you add to your Contract has its own 5 year withdrawal charge period.

8. PERFORMANCE. The value of the Contract will vary up or down depending upon the investment performance of the Portfolio(s) you choose. The following chart shows total returns for each investment portfolio for the time periods shown. These numbers reflect the insurance charges, the contract maintenance charge, the investment expenses and all other expenses of the investment portfolio. These numbers do not reflect any withdrawal charges and if applied would reduce such performance. Past performance is not a guarantee of future results.

                                                                     Calendar      Year
Portfolio                      1996      1995           1994           1993          1992           1991         1990
---------                      ----      ----           ----           ----          ----           ----         ----

Managed by J.P. Morgan
Investment Management Inc.
  Select Equity                 --        --             --             --            --             --           --
  Small Cap Stock               --        --             --             --            --             --           --
  Large Cap Stock               --        --             --             --            --             --           --
  International Equity          --        --             --             --            --             --           --
  Quality Bond                  --        --             --             --            --             --           --

Managed by Conning Asset
Management Company
  Money Market                  --         --             --             --            --            --           --


Managed by Van Kampen
American Capital Investment
Advisory Corp.
  Money Market                 3.77%    4.38%          2.26%          1.37%         2.20%            --           --
  Quality Income               1.07%   16.09%         -6.16%          8.90%         5.53%         12.25%        5.09%
  Stock Index                 20.14%   34.54%         -2.27%          6.33%         4.45%            --           --

9. DEATH BENEFIT. If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. This death benefit will be the greater of three amounts: 1) the money you've put in less any money you've taken out, and the related withdrawal charges, accumulated at 4% until you reach age 80, or 2) the current value of your Contract, or 3) the value of your Contract at the most recent 5th-year-anniversary plus any money you've added since that anniversary minus any money you've taken out since that anniversary, and the related withdrawal charges. If you die after age 80, slightly different rules apply.

10.  OTHER INFORMATION.

     Free Look. If you cancel the Contract within 10 days after receiving it (or whatever period is required in your state), we will send your money back without assessing a withdrawal charge. You will receive whatever your Contract is worth on the day we receive your request. This may be more or less than your original payment. If we're required by law to return your original payment, we will put your money in the General American Capital Company Money Market Fund during the free-look period.

     No Probate. In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate.

     Who should purchase the Contract? This Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

     Additional Features. This Contract has additional features you might be interested in. These include:

     You can arrange to have money automatically sent to you each month while your Contract is still in the accumulation phase. Of course, you'll have to pay taxes on money you receive. We call this feature the Systematic Withdrawal Program.

     You can arrange to have a regular amount of money automatically invested in investment portfolios each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. We call this feature Dollar Cost Averaging.

     Cova will automatically readjust the money between investment portfolios periodically to keep the blend you select. We call this feature Automatic Rebalancing.

     Under certain circumstances, Cova will give you your money without a withdrawal charge if you need it while you're in a nursing home. We call this feature the Nursing Home Waiver.

These features are not available in all states and may not be suitable for your particular situation.

11.  INQUIRIES.  If you need more information, please contact us at:

                     Cova Life Sales Company
                     One Tower Lane, Suite 3000
                     Oakbrook Terrace, IL 60181
                     800-523-1661

                                  THE FIXED
                             AND VARIABLE ANNUITY
                                   ISSUED BY
                       COVA VARIABLE ANNUITY ACCOUNT ONE
                                      AND
                            COVA FINANCIAL SERVICES
                            LIFE INSURANCE COMPANY

This prospectus describes the Fixed and Variable Annuity Contract offered by Cova Financial Services Life Insurance Company (Cova).

The annuity contract has 10 investment choices - a fixed account which offers an interest rate which is guaranteed by Cova, and 9 investment portfolios listed below. The 9 investment portfolios are part of the Cova Series Trust or the General American Capital Company. You can put your money in the fixed account and/or any of these investment portfolios.

COVA  SERIES  TRUST:
     MANAGED  BY  J.P.  MORGAN
     INVESTMENT  MANAGEMENT  INC.
          Select  Equity
          Small  Cap  Stock
          Large  Cap  Stock
          International  Equity
          Quality  Bond

     MANAGED  BY  VAN  KAMPEN  AMERICAN  CAPITAL
     INVESTMENT  ADVISORY  CORP.
          Money  Market
          Quality  Income
          Stock  Index

GENERAL  AMERICAN  CAPITAL  COMPANY:
     MANAGED  BY  CONNING  ASSET
     MANAGEMENT  COMPANY
          Money  Market

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Cova Fixed and Variable Annuity Contract.

To learn more about the Cova Fixed and Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The Table of Contents of the SAI is on Page 14 of this prospectus. For a free copy of the SAI, call us at (800)
831-5433 or write us at: One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.

INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May  1,  1997.

TABLE  OF  CONTENTS
                                                                    PAGE
  INDEX  OF  SPECIAL  TERMS
  FEE  TABLE
  EXAMPLES
1.  THE  ANNUITY  CONTRACT
2.  ANNUITY  PAYMENTS  (THE  INCOME  PHASE)
3.  PURCHASE
Purchase  Payments
Allocation  of  Purchase  Payments
Accumulation  Units
4.  INVESTMENT  OPTIONS
Cova  Series  Trust
General  American  Capital  Company
Transfers
Dollar  Cost  Averaging  Program
Automatic  Rebalancing  Program
Approved  Asset  Allocation  Programs
Voting  Rights
Substitution
5.  EXPENSES
Insurance  Charges
Contract  Maintenance  Charge
Withdrawal  Charge
Reduction  or  Elimination  of  the
   Withdrawal  Charge
Premium  Taxes
Transfer  Fee
Income  Taxes
Investment  Portfolio  Expenses
6.  TAXES
Annuity  Contracts  in  General
Qualified  and  Non-Qualified  Contracts
Withdrawals  -  Non-Qualified  Contracts
Withdrawals  -  Qualified  Contracts
Withdrawals  -  Tax-Sheltered  Annuities
Diversification
7.  ACCESS  TO  YOUR  MONEY
Systematic  Withdrawal  Program
8.  PERFORMANCE
9.  DEATH  BENEFIT
Upon  Your  Death
Death  of  Annuitant
10.  OTHER  INFORMATION
Cova
The  Separate  Account
Distributor
Ownership
Beneficiary
Assignment
Suspension  of  Payments  or  Transfers
Financial  Statements
TABLE  OF  CONTENTS  OF  THE  STATEMENT  OF
ADDITIONAL  INFORMATION
APPENDIX  A
Condensed  Financial  Information
APPENDIX  B
Performance  Information


INDEX  OF  SPECIAL  TERMS

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. They are identified in the text in italic and the page that is indicated here is where we believe you will find the best explanation for the word or term.

                                                                   PAGE
Accumulation  Phase
Accumulation  Unit
Annuitant
Annuity  Date
Annuity  Options
Annuity  Payments
Annuity  Unit
Beneficiary
Fixed  Account
Income  Phase
Investment  Portfolios
Joint  Owner
Non-Qualified
Owner
Purchase  Payment
Qualified
Tax  Deferral




COVA  VARIABLE  ANNUITY  ACCOUNT  ONE  FEE  TABLE

OWNER  TRANSACTION  EXPENSES
Withdrawal  Charge  (see  Note  2  below)
     5%  of  purchase  payment  withdrawn

Transfer  Fee  (see  Note  3  below)
     No  charge  for  first  12  transfers in a contract year; thereafter, the fee is $25 per transfer or, if less, 2% of the amount transferred. Contract Maintenance Charge (see Note 4 below)
     $30  per  contract  per  year

SEPARATE  ACCOUNT  ANNUAL  EXPENSES
(as  a  percentage  of  average  account  value)

Mortality and Expense Risk Premium  1.25%
Administrative Expense Charge        .15%
                                    -----
TOTAL SEPARATE ACCOUNT
ANNUAL EXPENSES                     1.40%



INVESTMENT  PORTFOLIO  EXPENSES
(as  a  percentage of the average daily net assets of an investment portfolio)

                                                Other Expenses
                                                (after expense
                                                reimbursement for
                                   Management   certain Portfolios -   Total Annual
                                   Fees         see Note 5 below)      Portfolio Expenses
                                   -----------  ---------------------  -------------------
COVA SERIES TRUST
Managed by J.P. Morgan
Investment Management Inc.
    Select Equity*                        .75%                   .10%                 .85%
    Small Cap Stock*                      .85%                   .10%                 .95%
    Large Cap Stock*                      .65%                   .10%                 .75%
    International Equity*                 .85%                   .10%                 .95%
    Quality Bond*                         .55%                   .10%                 .65%
Managed By Van Kampen American
Capital Investment Advisory Corp.
    Money Market#                         .00%                   .11%                 .11%
    Quality Income                        .50%                   .10%                 .60%
    Stock Index                           .50%                   .10%                 .60%
GENERAL AMERICAN CAPITAL COMPANY
Managed by Conning Asset
Management Company
    Money Market                         .205%                   .00%                .205%

*  Annualized.  The  Portfolio  commenced  regular investment operations on April 2, 1996.
#    Cova Investment Advisory Corporation (Cova Advisory), the investment adviser for Cova
Series  Trust,  currently  waives  its  fees  for the Money Market Portfolio. Although not obligated  to,  Cova  Advisory  expects to continue to waive its fees for the Money Market
Portfolio.  In  the  future,  Cova  Advisory  may charge its fees on a partial or complete basis.  Absent  the management fee waiver, the total management fee on an annual basis for the  Money  Market  Portfolio  is  .50%.  The  examples  shown  below for the Money Market
Portfolio  are  calculated  based  upon  a  waiver  of  the  management  fee.




EXAMPLES

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

(a)    upon  surrender  at  the end of each time  period;

(b)    if  the  contract  is  not  surrendered or is  annuitized.

                                               Time         Periods
                                       1 year      3 years      5 years     10 years
                                       ------      -------      -------     --------
COVA SERIES TRUST
Managed by J.P. Morgan
Investment Management Inc.
   Select Equity                   (a) $73.80  (a) $118.16
                                   (b) $23.80  (b) $73.16
   Small Cap Stock                 (a) $74.80  (a) $121.17
                                   (b) $24.80  (b) $76.17
   Large Cap Stock                 (a) $72.80  (a) $115.15
                                   (b) $22.80  (b) $70.15
   International Equity            (a) $74.80  (a) $121.17
                                   (b) $24.80  (b) $76.17
   Quality Bond                    (a) $71.79  (a) $112.12
                                   (b) $21.79  (b) $67.12
Managed By Van Kampen American
Capital Investment Advisory Corp.
   Money Market                    (a) $66.36  (a) $95.62   (a) $132.07  (a) $188.79
                                   (b) $16.36  (b) $50.62   (b) $87.0 7  (b) $188.79
   Quality Income                  (a) $71.29  (a) $110.60  (a) $157.34  (a) $240.77
                                   (b) $21.29  (b) $65.60   (b) $112.34  (b) $240.77
   Stock Index                     (a) $71.29  (a) $110.60  (a) $157.34  (a) $240.77
                                   (b) $21.29  (b) $65.60   (b) $112.34  (b) $240.77

GENERAL AMERICAN CAPITAL COMPANY
Managed by Conning Asset
Management Company
    Money Market                   (a) $67.31   (a) $98.54
                                   (b) $17.31   (b) $53.54



EXPLANATION  OF  FEE  TABLE  AND  EXAMPLES

1. The purpose of the Fee Table is to show you the various expenses you will incur directly or indirectly with the contract. The Fee Table reflects expenses of the Separate Account as well as of the investment portfolios.

2.          The withdrawal charge is 5% of the purchase payments you withdraw.
After Cova has had a purchase payment for 5 years, there is no charge by Cova for a withdrawal of that purchase payment. You may also have to pay income tax and a tax penalty on any money you take out. After the first year, you can take up to 10% of your total purchase payments each year without a charge from Cova.

3. Cova will not charge you the transfer fee even if there are more than 12 transfers in a year if the transfer is for the Dollar Cost Averaging, Automatic Rebalancing or Approved Asset Allocation Programs.

4. Cova will not charge the contract maintenance charge if the value of your contract is $50,000 or more, although, if you make a complete withdrawal, Cova will charge the contract maintenance charge.

5. Since August 20, 1990, Cova has been reimbursing the investment portfolios of Cova Series Trust for all operating expenses (exclusive of the management fees) in excess of approximately .10%.

     Absent the expense reimbursement and management fee waiver, the percentages shown for total annual portfolio expenses (on an annualized basis) for the year or period ended December 31, 1996 would have been .71% for the Quality Income Portfolio, .74% for the Money Market Portfolio, .67% for the Stock Index Portfolio, 1.70% for the Select Equity Portfolio, 2.68% for the Small Cap Stock Portfolio, 3.80% for the International Equity Portfolio, 1.52% for the Quality Bond Portfolio and 1.23% for the Large Cap Stock Portfolio.

6. Premium taxes are not reflected. Premium taxes may apply depending on the state where you live.

7.          The  assumed  average  contract  size  is  $30,000.

8. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

There is an accumulation unit value history contained in Appendix A - Condensed Financial Information.


1.          THE  ANNUITY  CONTRACT

This  Prospectus  describes the Fixed and Variable Annuity Contract offered by
Cova.

An annuity is a contract between you, the owner, and an insurance company (in this case Cova), where the insurance company promises to pay you an income, in the form of annuity payments, beginning on a designated date that's at least 30 days in the future. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your contract switches to the income phase. The contract benefits from tax deferral.

Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

The contract is called a variable annuity because you can choose among 9 investment portfolios. Depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends upon the investment performance of the investment portfolios you select for the income phase.

The contract also contains a fixed account. The fixed account offers an interest rate that is guaranteed by Cova. This interest rate is set once each year. Cova guarantees that the interest credited to the fixed account will not be less than 3% per year with respect to contracts issued on or after May 1, 1996. If you select the fixed account, your money will be placed with the other general assets of Cova. If you select the fixed account, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The amount of the annuity payments you receive during the income phase from the fixed account portion of the contract will remain level for the entire income phase.

As owner of the contract, you exercise all rights under the contract. You can change the owner at any time by notifying Cova in writing. You and your spouse can be named joint owners. We have described more information on this in
Section  10  -  Other  Information.

2.          ANNUITY  PAYMENTS  (THE  INCOME  PHASE)

Under the contract you can receive regular income payments. You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date must be the first day of a calendar month. You can also choose among income plans. We call those annuity options.

We ask you to choose your annuity date and annuity option when you purchase the contract. You can change either at any time before the annuity date with 30 days notice to us. Your annuity date cannot be any earlier than one month after you buy the contract. Annuity payments must begin by the annuitant's 85th birthday or 10 years from the date the contract was issued, whichever is later. The annuitant is the person whose life we look to when we make annuity payments.

If you do not choose an annuity option at the time you purchase the contract, we will assume that you selected Option 2 which provides a life annuity with 10 years of guaranteed payments.

During the income phase, you have the same investment choices you had just before the start of the income phase. At the annuity date, you can choose whether payments will come from the fixed account, the investment portfolio(s) or a combination of both. If you don't tell us otherwise, your annuity payments will be based on the investment allocations that were in place on the annuity date.

If you choose to have any portion of your annuity payments come from the investment portfolio(s), the dollar amount of your payment will depend upon 3 things: 1) the value of your contract in the investment portfolio(s) on the annuity date, 2) the 3% assumed investment rate used in the annuity table for the contract, and 3) the performance of the investment portfolios you selected. If the actual performance exceeds the 3% assumed rate, your annuity payments will increase. Similarly, if the actual rate is less than 3%, your annuity payments will decrease.

You can choose one of the following annuity options. After annuity payments begin, you cannot change the annuity option.

OPTION 1. LIFE ANNUITY. Under this option, we will make an annuity payment each month so long as the annuitant is alive. After the annuitant dies, we stop making annuity payments.

OPTION 2. LIFE ANNUITY WITH 5, 10 OR 20 YEARS GUARANTEED. Under this option, we will make an annuity payment each month so long as the annuitant is alive. However, if, when the annuitant dies, we have made annuity payments for less than the selected guaranteed period, we will then continue to make annuity payments for the rest of the guaranteed period to the beneficiary. If the beneficiary does not want to receive annuity payments, he or she can ask us for a single lump sum.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make annuity payments each month so long as the annuitant and a second person are both alive. When either of these people dies, we will continue to make annuity payments, so long as the survivor continues to live. The amount of the annuity payments we will make to the survivor can be equal to 100%, 66-2/3% or 50% of the amount that we would have paid if both were alive.

Annuity payments are made monthly unless you have less than $5,000 to apply toward a payment ($2,000 if the contract is issued in Massachusetts or Texas). In that case, Cova may provide your annuity payment in a single lump sum. Likewise, if your annuity payments would be less than $100 a month ($20 in Texas), Cova has the right to change the frequency of payments so that your annuity payments are at least $100 ($20 in Texas).

3.          PURCHASE

PURCHASE  PAYMENTS

A purchase payment is the money you give us to buy the contract. The minimum we will accept is $5,000 when the contract is bought as a non-qualified contract. If you are buying the contract as part of an IRA (Individual Retirement Annuity), 401(k) or other qualified plan, the minimum we will accept is $2,000. The maximum we accept is $1 million without our prior approval. You can make additional purchase payments of $2,000 or more to either type of contract.

ALLOCATION  OF  PURCHASE  PAYMENTS

When you purchase a contract, we will allocate your purchase payment to the fixed account and/or one or more of the investment portfolios you have selected. If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. There is a $500 minimum balance requirement for the fixed account and for each investment portfolio.

If you change your mind about owning this contract, you can cancel it within 10 days after receiving it (or the period required in your state). When you cancel the contract within this time period, Cova will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. In certain states or if you have purchased the contract as an IRA, we may be required to give you back your purchase payment if you decide to cancel your contract within 10 days after receiving it (or whatever period is required in your state). If that is the case, we will put your purchase payment in the General American Capital Company Money Market Fund for 15 days after we allocate your first purchase payment. (In some states, the period may be longer.) At the end of that period, we will re-allocate those funds as you selected.

Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

ACCUMULATION  UNITS

The value of the variable annuity portion of your contract will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of the value of your contract, we use a unit of measure we call an accumulation unit. (An accumulation unit works like a share of a mutual fund.) During the income phase of the contract we call the unit an annuity unit.

Every  day  we  determine  the  value  of an accumulation unit for each of the investment  portfolios.  We  do  this  by:

1. determining the total amount of money invested in the particular investment portfolio;

2. subtracting from that amount any insurance charges and any other charges such as taxes we have deducted; and

3.       dividing this amount by the number of outstanding accumulation units.

The  value  of  an  accumulation  unit  may  go  up  or  down from day to day.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio divided by the value of the accumulation unit for that investment portfolio.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day and then credit your contract.

EXAMPLE:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Quality Bond Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Quality Bond Portfolio is $13.90. We then divide
$5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Quality Bond Portfolio.

4.          INVESTMENT  OPTIONS

The Contract offers 9 investment portfolios which are listed below. Additional investment portfolios may be available in the future.

YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY BEFORE INVESTING. COPIES OF THESE PROSPECTUSES ARE ATTACHED TO THIS PROSPECTUS.

COVA  SERIES  TRUST

Cova Series Trust is managed by Cova Advisory, which is an indirect subsidiary of Cova. Cova Series Trust is a mutual fund with multiple portfolios. Each investment portfolio has a different investment objective. Cova Advisory has engaged sub-advisers to provide investment advice for the individual investment portfolios. The following investment portfolios are available under the contract:

J.P.  MORGAN  INVESTMENT  MANAGEMENT  INC. IS THE SUB-ADVISER TO THE FOLLOWING
PORTFOLIOS:
Select  Equity  Portfolio
Small  Cap  Stock  Portfolio
Large  Cap  Stock  Portfolio
International  Equity  Portfolio
Quality  Bond  Portfolio

VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIOS:
Money  Market  Portfolio
Quality  Income  Portfolio
Stock  Index  Portfolio

GENERAL  AMERICAN  CAPITAL  COMPANY

General American Capital Company is a mutual fund with multiple portfolios. Each portfolio is managed by Conning Asset Management Company (formerly General American Investment Management Company). The following portfolio is available under the contract:

Money  Market  Fund

TRANSFERS

You can transfer money among the fixed account and the 9 investment portfolios.

TRANSFERS  DURING  THE  ACCUMULATION  PHASE.
You can make 12 transfers every year during the accumulation phase without charge. We measure a year from the anniversary of the day we issued your contract. You can make a transfer to or from the fixed account and to or from any investment portfolio. If you make more than 12 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer or, if less, 2% of the amount transferred. The following apply to any transfer during the accumulation phase:

1. The minimum amount which you can transfer is $500 or your entire value in the investment portfolio or fixed account.

2. Your request for transfer must clearly state which investment portfolio(s) or the fixed account are involved in the transfer.

3. Your request for transfer must clearly state how much the transfer is for.

4. You cannot make any transfers within 7 calendar days of the annuity date.

TRANSFERS DURING THE INCOME PHASE. You can only make transfers between the investment portfolios once each year. We measure a year from the anniversary of the day we issued your contract. You cannot transfer from the fixed account to an investment portfolio, but you can transfer from one or more investment portfolios to the fixed account at any time. If you make more than 12 transfers, a transfer fee will be charged.

Cova has reserved the right during the year to terminate or modify the transfer provisions described above.

You can make transfers by telephone. If you own the contract with a joint owner, unless Cova is instructed otherwise, Cova will accept instructions from either you or the other owner. Cova will use reasonable procedures to confirm that instructions given us by telephone are genuine. If Cova fails to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Cova tape records all telephone instructions.

DOLLAR  COST  AVERAGING  PROGRAM

The Dollar Cost Averaging Program allows you to systematically transfer a set amount each month from the Cova Series Trust Money Market Portfolio, the General American Capital Company Money Market Fund, or the fixed account to any of the other investment portfolio(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

The minimum amount which can be transferred each month is $500. You must have at least $6,000 in the Cova Series Trust Money Market Portfolio, the General American Capital Company Money Market Fund, or the fixed account, (or the amount required to complete your program, if less) in order to participate in the Dollar Cost Averaging Program.

All Dollar Cost Averaging transfers will be made on the 15th day of the month unless that day is not a business day. If it is not, then the transfer will be made the next business day.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee.

AUTOMATIC  REBALANCING  PROGRAM

Once your money has been allocated among the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance quarterly, semi-annually or annually. We will measure these periods from the anniversary of the date we issued your contract. The transfer date will be the 1st day after the end of the period you selected. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

EXAMPLE:

Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Quality Bond Portfolio and 60% to be in the Select Equity Portfolio. Over the next 2-1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Quality Bond Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, Cova would sell some of your units in the Quality Bond Portfolio to bring its value back to 40% and use the money to buy more units in the Select Equity Portfolio to increase those holdings to 60%.

APPROVED  ASSET  ALLOCATION  PROGRAMS

Cova recognizes the value to certain owners of having available, on a continuous basis, advice for the allocation of your money among the investment options available under the contracts. Certain providers of these types of services have agreed to provide such services to owners in accordance with Cova's administrative rules regarding such programs.

Cova has made no independent investigation of these programs. Cova has only established that these programs are compatible with our administrative systems and rules. Approved asset allocation programs are only available during the accumulation phase.

Even though Cova permits the use of approved asset allocation programs, the contract was not designed for professional market timing organizations.
Repeated patterns of frequent transfers are disruptive to the operations of the investment portfolios, and should Cova become aware of such disruptive practices, we may modify the transfer provisions of the contract.

If you participate in an Approved Asset Allocation Program, the transfers made under the program are not taken into account in determining any transfer fee.

VOTING  RIGHTS

Cova is the legal owner of the investment portfolio shares. However, Cova believes that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that Cova owns on its own behalf. Should Cova determine that it is no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION

Cova may be required to substitute one of the investment portfolios you have selected with another portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this.

5.          EXPENSES

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

INSURANCE  CHARGES

Each day, Cova makes a deduction for its insurance charges. Cova does this as part of its calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: 1) the mortality and expense risk premium and 2) the administrative expense charge.

MORTALITY AND EXPENSE RISK PREMIUM. This charge is equal, on an annual basis, to 1.25% of the daily value of the contracts invested in an investment portfolio, after expenses have been deducted. This charge is for all the insurance benefits e.g., guarantee of annuity rates, the death benefits, for certain expenses of the contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the contract. If the charges under the contract are not sufficient, then Cova will bear the loss. Cova does, however, expect to profit from this charge. The mortality and expense risk premium cannot be increased. Cova may use any profits it makes from this charge to pay for the costs of distributing the contract.

ADMINISTRATIVE  EXPENSE  CHARGE.  This charge is equal, on an annual basis, to
 .15% of the daily value of the contracts invested in an investment portfolio, after expenses have been deducted. This charge, together with the contract maintenance charge (see below), is for all the expenses associated with the administration of the contract. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. Because this charge is taken out of every unit value, you may pay more in administrative costs than those that are associated solely with your contract. Cova does not intend to profit from this charge. However, if this charge and the contract maintenance charge are not enough to cover the costs of the contracts in the future, Cova will bear the loss.

CONTRACT  MAINTENANCE  CHARGE

During the accumulation phase, every year on the anniversary of the date when your contract was issued, Cova deducts $30 from your contract as a contract maintenance charge. (In South Carolina, the charge is the lesser of $30 or 2% of the value of the contract.) This charge is for administrative expenses (see above). This charge can not be increased.

Cova will not deduct this charge, if when the deduction is to be made, the value of your contract is $50,000 or more. Cova may some time in the future discontinue this practice and deduct the charge.

If you make a complete withdrawal from your contract, the contract maintenance charge will also be deducted. A pro rata portion of the charge will be deducted if the annuity date is other than an anniversary. After the annuity date, the charge will be collected monthly out of the annuity payment.

WITHDRAWAL  CHARGE

During the accumulation phase, you can make withdrawals from your contract. Cova keeps track of each purchase payment. Once a year after the first year, you can withdraw up to 10% of your total purchase payments and no withdrawal charge will be assessed on the 10%, if on the day you make your withdrawal the value of your contract is $5,000 or more. Otherwise, the charge is 5% of each purchase payment you take out. However, after Cova has had a purchase payment for 5 years, there is no charge when you withdraw that purchase payment. For purposes of the withdrawal charge, Cova treats withdrawals as coming from the oldest purchase payment first. When the withdrawal is for only part of the value of your contract, the withdrawal charge is deducted from the remaining value in your contract.

NOTE: For tax purposes, withdrawals are considered to have come from the last money into the contract. Thus, for tax purposes, earnings are considered to come out first.

Cova does not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits.

After you have owned the contract for one year, if you, or your joint owner, has been confined to a nursing home or hospital for at least 90 consecutive days under a doctor's care and you need part or all of the money from your contract, Cova will not impose a withdrawal charge. You or your joint owner cannot have been so confined when you purchased your contract if you want to take advantage of this provision. This is called the Nursing Home Waiver. This provision is not available in all states.

REDUCTION  OR  ELIMINATION  OF  THE  WITHDRAWAL  CHARGE

Cova will reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with Cova. Cova will not deduct a withdrawal charge under a contract issued to an officer, director or employee of Cova or any of its affiliates.

PREMIUM  TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. Cova is responsible for the payment of these taxes and will make a deduction from the value of the contract for them. Some of these taxes are due when the contract is issued, others are due when annuity payments begin. It is Cova's current practice to not charge anyone for these taxes until annuity payments begin. Cova may some time in the future discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 4%, depending on the state.

TRANSFER  FEE

You can make 12 free transfers every year. We measure a year from the day we issue your contract. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 or 2% of the amount that is transferred whichever is less.

If the transfer is part of the Dollar Cost Averaging Program, the Automatic Rebalancing Program or an Approved Asset Allocation Program, it will not count in determining the transfer fee.

INCOME  TAXES

Cova will deduct from the contract for any income taxes which it incurs because of the contract. At the present time, we are not making any such deductions.

INVESTMENT  PORTFOLIO  EXPENSES

There are deductions from and expenses paid out of the assets of the various investment portfolios, which are described in the attached fund prospectuses.

6.          TAXES

NOTE: Cova has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. Cova has included in the Statement of Additional Information an additional discussion regarding taxes.

ANNUITY  CONTRACTS  IN  GENERAL

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

You, as the owner, will not be taxed on increases in the value of your contract until a distribution occurs - either as a withdrawal or as annuity payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and will not be taxed. The remaining portion of the annuity payment will be treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g.,corporation or certain other entities other than tax-qualified trusts), the contract will generally not be treated as an annuity for tax purposes.

QUALIFIED  AND  NON-QUALIFIED  CONTRACTS

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: Individual Retirement Annuities (IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), H.R. 10 Plans (sometimes referred to as Keogh Plans), and pension and profit-sharing plans, which include 401(k) plans.

WITHDRAWALS  -  NON-QUALIFIED  CONTRACTS
If you make a withdrawal from your contract, the Code treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts: (1) paid on or after the taxpayer reaches age 59-1/2; (2) paid after you die; (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity; (5) paid under an immediate annuity; or (6) which come from purchase payments made prior to August 14, 1982.

WITHDRAWALS  -  QUALIFIED  CONTRACTS

The above information describing the taxation of non-qualified contracts does not apply to qualified contracts. There are special rules that govern with respect to qualified contracts. We have provided a more complete discussion in the Statement of Additional Information.

WITHDRAWALS  -  TAX-SHELTERED  ANNUITIES

The Code limits the withdrawal of purchase payments made by owners from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner:
(1) reaches age 59-1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the owner can only withdraw the purchase payments and not any earnings.

DIVERSIFICATION

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Cova believes that the investment portfolios are being managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Cova would be considered the owner of the shares of the investment portfolios. If this occurs, it will result in the loss of the favorable tax treatment for the contract. It is unknown to what extent owners are permitted to select investment portfolios, to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment portfolios.

Due to the uncertainty in this area, Cova reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

7.          ACCESS  TO  YOUR  MONEY

You  can  have  access  to  the  money  in  your  contract:
(1) by making a withdrawal (either a partial or a complete withdrawal); (2) by electing to receive annuity payments; or (3) when a death benefit is paid to your beneficiary. Under most circumstances, withdrawals can only be made during the accumulation phase.

When you make a complete withdrawal you will receive the value of the contract on the day you made the withdrawal less any applicable withdrawal charge, less any premium tax and less any contract maintenance charge. (See Section 5. Expenses for a discussion of the charges.)

Unless you instruct Cova otherwise, any partial withdrawal will be made pro-rata from all the investment portfolios and the fixed account you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500. Cova requires that after a partial withdrawal is made you keep at least $500 in any selected investment portfolio.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

There are limits to the amount you can withdraw from a qualified plan referred to as a 403(b) plan. For a more complete explanation see Section 6. Taxes and the discussion in the Statement of Additional Information.

SYSTEMATIC  WITHDRAWAL  PROGRAM

If you are 59-1/2 or older, you may use the Systematic Withdrawal Program. This program provides an automatic monthly payment to you of up to 10% of your total purchase payments each year. No withdrawal charge will be made for these payments. Cova does not have any charge for this program, but reserves the right to charge in the future. If you use this program, you may not also make a single 10% free withdrawal. For a discussion of the withdrawal charge and the 10% free withdrawal, see Section 5. Expenses.

All Systematic Withdrawals will be paid on the 15th day of the month unless that day is not a business day. If it is not, then the payment will be the next business day.

INCOME  TAXES  MAY  APPLY  TO  SYSTEMATIC  WITHDRAWALS.

8.          PERFORMANCE

Cova periodically advertises performance of the various investment portfolios. Cova will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the insurance charges. It does not reflect the deduction of any applicable contract maintenance charge and withdrawal charge. The deduction of any applicable contract maintenance charge and withdrawal charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the insurance charges, contract maintenance charge and withdrawal charges.

Cova may, from time to time, include in its advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

Appendix B contains performance information that you may find informative. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and the results shown are not necessarily representative of future results.

9.          DEATH  BENEFIT

UPON  YOUR  DEATH

If you die before annuity payments begin, Cova will pay a death benefit to your beneficiary (see below). If you have a joint owner, the death benefit will be paid when the first of you dies. Joint owners must be spouses. The surviving joint owner will be treated as the beneficiary.

The amount of the death benefit depends on how old you or your joint owner is.

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greater of:

1. Total purchase payments, less withdrawals (and any withdrawal charges paid on the withdrawals) accumulated at 4% from the date your contract was issued until the date of death; or

2.     The value of your contract at the time the death benefit is to be paid;
or

3. The value of your contract on the most recent five year anniversary before the date of death, plus any subsequent purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals).

After you, or your joint owner, reaches age 80, the death benefit will be the greater of:

1. Total purchase payments, less withdrawals (and any withdrawal charges paid on the withdrawals) accumulated at 4% from the date your contract was issued until you or your joint owner reaches age 80, plus any subsequent purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals); or

2.     The value of your contract at the time the death benefit is to be paid;
or

3. The value of your contract on the most recent five year anniversary on or before you or your joint owner reaches age 80, plus any subsequent purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals).

The death benefit provisions described above may not be available in your state. In those states where they are not available, the death benefit will be as follows:

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greater of:

1. Total purchase payments, less withdrawals (and any withdrawal charges paid on the withdrawals);

2.     The value of your contract at the time the death benefit is to be paid;
or

3. The value of your contract on the most recent five year anniversary before the date of death, plus any subsequent purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals).

After you, or your joint owner, reaches age 80, the death benefit will be the greater of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals);

2.     The value of your contract at the time the death benefit is to be paid;
or

3. The value of your contract on the most recent five year anniversary on or before you or your joint owner reaches age 80, plus any subsequent purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals).

The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payment must begin within one year of the date of death. If the beneficiary is the spouse of the owner, he/she can continue the contract in his/her own name at the then current value. If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days.

DEATH  OF  ANNUITANT

If the annuitant, not an owner or joint owner, dies before annuity payments begin, you can name a new annuitant. If no annuitant is named within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death or change of annuitant will be treated as the death of the owner, and a new annuitant may not be named.

Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected.

10.          OTHER  INFORMATION

COVA

Cova Financial Services Life Insurance Company (Cova) was incorporated on August 17, 1981 as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased Cova which on that date changed its name to Cova Financial Services Life Insurance Company.

Cova is licensed to do business in the District of Columbia and all states except California, Maine, New Hampshire, New York and Vermont.

THE  SEPARATE  ACCOUNT

Cova has established a separate account, Cova Variable Annuity Account One (Separate Account), to hold the assets that underlie the contracts. The Board of Directors of Cova adopted a resolution to establish the Separate Account under Missouri insurance law on February 24, 1987. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The assets of the Separate Account are held in Cova's name on behalf of the Separate Account and legally belong to Cova. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business Cova may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts Cova may issue.

DISTRIBUTOR

Cova Life Sales Company (Life Sales), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, acts as the distributor of the contracts. Life Sales is an affiliate of Cova.

Commissions will be paid to broker-dealers who sell the contracts. Broker-dealers will be paid commissions up to 5.5% of purchase payments but, under certain circumstances, may be paid an additional .5% commission. Sometimes, Cova enters into an agreement with the broker-dealer to pay the broker-dealer persistency bonuses, in addition to the standard commissions. To the extent that the withdrawal charge is insufficient to cover the actual cost of distribution, Cova may use any of its corporate assets, including any profit from the mortality and expense risk premium, to make up any difference.

OWNERSHIP

OWNER. You, as the owner of the contract, have all the rights under the contract. Prior to the annuity date, the owner is as designated at the time the contract is issued, unless changed. On and after the annuity date, the annuitant is the owner. The beneficiary becomes the owner when a death benefit is payable.

JOINT OWNER. The contract can be owned by joint owners. Any joint owner must be the spouse of the other owner (except in Pennsylvania). Upon the death of either joint owner, the surviving spouse will be the designated beneficiary. Any other beneficiary designation at the time the contract was issued or as may have been later changed will be treated as a contingent beneficiary unless otherwise indicated.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

ASSIGNMENT

You can assign the contract at any time during your lifetime. Cova will not be bound by the assignment until it receives the written notice of the assignment. Cova will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

SUSPENSION  OF  PAYMENTS  OR  TRANSFERS

Cova may be required to suspend or postpone payments for withdrawals or transfers for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.          trading  on  the  New  York  Stock  Exchange  is  restricted;

3. an emergency exists as a result of which disposal of shares of the investment portfolios is not reasonably practicable or Cova cannot reasonably value the shares of the investment portfolios;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

Cova has reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.

FINANCIAL  STATEMENTS

The consolidated financial statements of Cova and the Separate Account have been included in the Statement of Additional Information.

TABLE  OF  CONTENTS  OF  THE
STATEMENT  OF  ADDITIONAL  INFORMATION

Company
Experts
Legal  Opinions
Distribution
Performance  Information
Tax  Status
Annuity  Provisions
Financial  Statements


APPENDIX  A
CONDENSED  FINANCIAL  INFORMATION

ACCUMULATION  UNIT  VALUE  HISTORY

The following schedule includes accumulation unit values for the periods indicated. This data has been extracted from the Separate Account's Financial Statements. The Separate Account's Financial Statements have been audited by KPMG Peat Marwick LLP, independent certified public accountants, whose report is included in the Statement of Additional Information. This information should be read in conjunction with the Separate Account's Financial Statements and related notes which are included in the Statement of Additional Information.

                                                                                                                     For the
                                                                                                                     period from
                                                                                                                     12/11/89
                                   Year or     Year or     Year or     Year or     Year or     Year or    Year or    (Start of
                                   Period      Period      Period      Period      Period      Period     Period     Operations)
                                   Ended       Ended       Ended       Ended       Ended       Ended      Ended      through
                                   12/31/96    12/31/95    12/31/94    12/31/93    12/31/92   12/31/91   12/31/90    12/31/89
                                   --------    --------    --------    --------    --------   --------   --------    ------------
COVA SERIES TRUST
MANAGED BY VAN KAMPEN AMERICAN
CAPITAL INVESTMENT ADVISORY CORP.
Quality Income Sub-Account
   Beginning of Period             $    15.33  $    13.17  $    13.97  $    12.75  $    12.02  $   10.62  $    9.97  $       10.00
   End of Period                        15.54       15.33       13.17       13.97       12.75      12.02      10.62           9.97
   Number of Accum. Units
     Outstanding                    3,334,960   2,690,633   2,576,412   3,659,656   1,891,499    563,960    564,940        253,695
Money Market Sub-Account
   Beginning of Period             $    11.43  $    10.90  $    10.61  $    10.46  $    10.21  $   10.00          *              *
   End of Period                        11.88       11.43       10.90       10.61       10.46      10.21
   Number of Accum. Units
     Outstanding                    2,584,926   2,987,132   6,963,421     617,575     385,448    527,571
Stock Index Sub-Account
   Beginning of Period             $    15.77  $    11.68  $    11.87  $    11.05  $    10.55  $   10.00          *              *
   End of Period                        19.04       15.77       11.68       11.87       11.05      10.55
   Number of Accum. Units
     Outstanding                    4,680,855   5,436,980   3,151,443   7,691,151   3,164,251    639,923


* The Cova Series Trust Money Market Portfolio started regular investment operations on July 1, 1991 and the Stock Index Portfolio started  regular investment operations on November 1, 1991. The accumulation unit values shown for the beginning of the period for the  Select  Equity,  Small  Cap  Stock,  International Equity, Quality Bond and Large Cap Stock Portfolios managed by J.P. Morgan
Investment  Management  Inc.  reflect the date these investment portfolios were first offered for sale to the public (5/1/96). The
General  American  Capital  Company  Money  Market  Sub-Account  started  regular  investment  operations  on  June  3,  1996.




ACCUMULATION  UNIT  VALUE  HISTORY  (CONTINUED)

                                                                                                          For the
                                                                                                          period from
                                                                                                          12/11/89
                                  Year or     Year or   Year or   Year or   Year or   Year or   Year or   (Start of
                                  Period      Period    Period    Period    Period    Period    Period    Operations)
                                  Ended       Ended     Ended     Ended     Ended     Ended     Ended     through
                                  12/31/96  12/31/95  12/31/94    12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                  --------  --------  --------    --------  --------  --------  --------  -------------
MANAGED BY J.P. MORGAN
INVESTMENT MANAGEMENT INC.
Select Equity Sub-Account
   Beginning of Period            $    10.08         *         *         *         *         *         *             *
   End of Period                       10.84
   Number of Accum. Units
     Outstanding                   2,044,523
Small Cap Stock Sub-Account
   Beginning of Period            $    10.51         *         *         *         *         *         *             *
   End of Period                       11.31
   Number of Accum. Units
     Outstanding                   1,237,405
International Equity Sub-Account
   Beginning of Period            $    10.21         *         *         *         *         *         *             *
   End of Period                       10.97
   Number of Accum. Units
     Outstanding                   1,306,892
Quality Bond Sub-Account
   Beginning of Period            $     9.90         *         *         *         *         *         *             *
   End of Period                       10.37
   Number of Accum. Units
     Outstanding                     508,830
Large Cap Stock Sub-Account
   Beginning of Period            $    10.00         *         *         *         *         *         *             *
   End of Period                       11.33
   Number of Accum. Units
     Outstanding                   1,389,606
GENERAL AMERICAN CAPITAL COMPANY
Money Market Sub-Account
   Beginning of Period            $    10.00         *         *         *         *         *         *             *
   End of Period                       10.23
   Number of Accum. Units
     Outstanding                      34,964

*  The  Cova  Series  Trust Money Market Portfolio started regular investment operations on July 1, 1991 and the Stock
Index  Portfolio started regular investment operations on November 1, 1991. The accumulation unit values shown for the beginning of the period for the Select Equity, Small Cap Stock, International Equity, Quality Bond and Large Cap Stock
Portfolios  managed  by J.P. Morgan Investment Management Inc. reflect the date these investment portfolios were first offered for sale to the public (5/1/96). The General American Capital Company Money Market Sub-Account started regular investment  operations  on  June  3,  1996.



APPENDIX  B
PERFORMANCE  INFORMATION

Future performance will vary and the results shown are not necessarily representative of future results.

PART  1
COVA  SERIES  TRUST  AND GENERAL AMERICAN CAPITAL COMPANY, EXISTING PORTFOLIOS

Van Kampen American Capital Investment Advisory Corp. is the sub-adviser for the following portfolios of Cova Series Trust: Money Market, Stock Index and Quality Income. J.P. Morgan Investment Management Inc. is the sub-adviser for the following portfolios of Cova Series Trust: Select Equity, Small Cap Stock, International Equity, Quality Bond and Large Cap Stock. Conning Asset
Management Company is the adviser for the Money Market Fund of General American Capital Company. All of these portfolios began operations before May 1, 1997. As a result, performance information is available for these portfolios as well as for the accumulation unit values.

The performance figures shown for the portfolios in Column A in the chart below reflect the actual fees and expenses paid by the portfolio. Column B presents performance figures for the accumulation units which reflect the insurance charges as well as the fees and expenses of the investment portfolio. Column C presents performance figures for the accumulation units which reflect the insurance charges, the contract maintenance charge, the fees and expenses of the investment portfolio, and assume that you make a withdrawal at the end of the period and therefore the withdrawal charge is reflected. For the Cova Series Trust Portfolios, performance is shown from the dates shares were first offered to the public as follows: December 11, 1989 for the Quality Income Portfolio; July 1, 1991 for the Money Market Portfolio; November 1, 1991 for the Stock Index Portfolio; and May 1, 1996 for the Select Equity, Small Cap Stock, International Equity, Quality Bond and Large Cap Stock Portfolios. For the Money Market Fund of General American Capital Company, performance is shown from June 3, 1996, the date on which shares were first made available under the Contract.

PART  1  COVA  SERIES  TRUST
AVERAGE  ANNUAL  TOTAL  RETURN  FOR  THE  PERIODS  ENDED  12/31/96

                                          Column A                      Column B                              Column C
                              Portfolio   Performance                   Accumulation   Unit     Performance
                                          since                         since                                 since
Portfolio              1 yr       5 yrs   inception      1 yr   5 yrs   inception        1 yr         5 yrs   inception
------------------    ------  ----------  -----------   ------  -----   -------------  -------  -----------   -----------
Money Market           5.42%       4.55%         4.64%   3.98%   3.08%          3.18%  (1.31%)         1.89%       2.06%
Quality Income         2.82%       6.76%         8.04%   1.36%   5.27%          6.44%  (4.01%)         4.08%       5.57%
Stock Index           22.48%      14.13%        16.10%  20.69%  12.52%         13.26%   15.23%        11.54%      12.28%
Select Equity           - -         - -          8.52%    - -     - -           7.48%     - -           - -        2.66%
Small Cap Stock         - -         - -          8.65%    - -     - -           7.57%     - -           - -        2.73%
International Equity    - -         - -          8.44%    - -     - -           7.36%     - -           - -        2.54%
Quality Bond            - -         - -          5.68%    - -     - -           4.76%     - -           - -      (0.04)%
Large Cap Stock         - -         - -         14.35%    - -     - -          13.32%     - -           - -        8.48%



PART  1  GENERAL  AMERICAN  CAPITAL  COMPANY
AVERAGE  ANNUAL  TOTAL  RETURN  FOR  THE  PERIOD  ENDED  12/31/96

                         Column A      Column B             Column C
              Portfolio  Performance   Accumulation   Unit  Performance

                         since         since                since
Portfolio                inception     inception            inception
-------------            ------------  -------------        -------------
MONEY MARKET                    3.17%          2.34%              -2.47%





PART  2
GENERAL  AMERICAN  CAPITAL
COMPANY  PERFORMANCE

Shares of the General American Capital Company Money Market Fund were first offered under the Contract on June 3, 1996. However, the General American Capital Company Money Market Fund has been in existence for sometime and therefore has an investment performance history. In order to show how investment performance of the General American Capital Company Money Market Fund affects accumulation unit values, we have developed performance information.

The chart below shows the investment performance of the General American Capital Company Money Market Fund and the accumulation unit performance calculated by assuming that accumulation units were invested in the General American Capital Company Money Market Fund for the same periods.

The performance figures in Column A for the General American Capital Company Money Market Fund reflect the fees and expenses paid by the portfolio. Column B presents performance figures for the accumulation units which reflect the insurance charges as well as the fees and expenses of the General American Capital Company Money Market Fund. Column C presents performance figures for the accumulation units which reflect the insurance charges, the contract maintenance charge, the fees and expenses of the General American Capital Company Money Market Fund, and assumes that you make a withdrawal at the end of the period and therefore the withdrawal charge is reflected.

PART  2  GENERAL  AMERICAN  CAPITAL  COMPANY  MONEY  MARKET  FUND
AVERAGE  ANNUAL  TOTAL  RETURN  FOR  THE  PERIODS  ENDED  12/31/96

                                      Column A                     Column B                             Column C
                          Fund        Performance                  Accumulation   Unit    Performance

                                           since                         since                            since
Portfolio          1 yr       5 yrs        10 yrs   1 yr   5 yrs         10 yrs     1 yr         5 yrs    10 yrs
---------------    ----       -----        ------   ----   -----         ------     ----         -----    ------
Money Market Fund  5.51%       4.49%         6.01%  4.11%   3.09%          4.61%  (.99)%      (1.51)%      4.51%





---------------------------
---------------------------                                            STAMP
---------------------------


                              Cova Financial Services Life Insurance Company
                              Attn: Variable Products
                              One Tower Lane
                              Suite 3000
                              Oakbrook Terrace, Illinois 60181-4644









     Please send me, at no charge, the Statement of Additional Information dated May 1, 1997 for The Annuity Contract issued by Cova.




                  (Please print or type and fill in all information)




     ---------------------------------------------------------------------------
     Name

     ---------------------------------------------------------------------------
     Address

     ---------------------------------------------------------------------------
     City                                         State               Zip Code

CL-959(5/97)                                                       TRILOGY